FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT

         THIS FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT (this "First Amendment") is made as of the 16th day of October, 1997, by and between OCEAN RANCH VACATION GROUP, a Florida general partnership ("Borrower") and BANKATLANTIC, a Federal Savings Bank ("Lender").

                              W I T N E S S E T H :

         WHEREAS, Borrower and Lender have entered into that certain Construction Loan Agreement dated June 13, 1996 (the "Loan Agreement") in connection with a loan from Lender to Borrower in the aggregate sum of up to $12,700,000.00 (the "Existing Loan"), the proceeds of which are to be used by Borrower to finance, among other matters, the construction of certain renovations to an existing hotel in connection with the development of time share units (the "Improvements") upon certain lands situate and lying in Broward County, Florida, as more particularly described in the Loan Agreement (the "Property"); and

         WHEREAS, Borrower has requested that Lender lend to Borrower a future advance loan in the amount of $1,000,000.00 (the "Future Advance Loan") to finance additional construction costs in connection with the Improvements.

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. The above and foregoing preamble is acknowledged to be true and is hereby incorporated by reference herein.

         2. All capitalized terms utilized herein and not otherwise defined shall have the same meanings assigned to them in the Loan Agreement.

         3. Certain subparagraphs of paragraph 1.2 ("Definitions") of the Loan Agreement are restated to read, in full, as follows:

         "AGREEMENT" or "LOAN AGREEMENT": Collectively, that certain Construction Loan Agreement dated June 13, 1996, as amended by a First Amendment to Construction Loan Agreement dated of even date herewith.

         "ASSIGNMENT OF RENTS, LEASES AND DEPOSITS": That certain Assignment of Rents, Leases and Deposits dated June 13, 1996 and recorded on June 25, 1996 in O.R. Book 25052, Page 0248 of the Public Records of Broward County, Florida, which assigns to Lender, among other items, all of Borrower's right, title and interest in and to all agreements for the lease of the Property, or any part thereof, if any, and any rent, issues and profits derived or to be derived from the Property. Such Assignment of Rents, Leases and Deposits has been reaffirmed pursuant to that Certain Reaffirmation Agreement dated of even date herewith.

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         "ASSIGNMENTS": Collectively, (i) the Assignment of Rents, Leases and
         Deposits, (ii) the Collateral Assignment of Rights and Agreements Affecting Real Estate, and (iii) the Collateral Assignment of Sales Contracts, each of which is dated June 13, 1996 and has been reaffirmed pursuant to that certain Reaffirmation Agreement dated of even date herewith.

         "COLLATERAL ASSIGNMENT OF RIGHTS AND AGREEMENTS AFFECTING REAL ESTATE":
         A Collateral Assignment of Rights and Agreements Affecting Real Estate executed on June 13, 1996 by Borrower, assigning to Lender, among other items, all of its right, title and interest in and to certain agreements entered into by Borrower with respect to the Property and certain licenses, permits and agreements affecting the Property. Such Collateral Assignment of Rights and Agreements Affecting Real Estate has been reaffirmed pursuant to that certain Reaffirmation Agreement dated of even date herewith.

         "COLLATERAL ASSIGNMENT OF SALES CONTRACTS": A Collateral Assignment of Sales Contracts dated June 13, 1996, assigning to Lender, among other items, all of Borrower's right, title and interest in and to any Sales Contracts entered into by Borrower with respect to the Property. Such Collateral Assignment of Sales Contracts has been reaffirmed pursuant to that certain Reaffirmation Agreement dated of even date herewith.

         "CREDIT FACILITY LETTER": That certain letter executed by and between Lender and Borrower dated April 11, 1996, and that certain letter executed between Borrower and Lender dated August 29, 1997 as to the Future Advance Loan and all amendments to the foregoing, the terms and conditions of which are hereby incorporated by reference herein, but in the event of any conflict or discrepancy between the terms of this Agreement and the Credit Facility Letter, the terms of this Agreement shall control.

         "GUARANTY": Collectively, those certain Absolute Unconditional and Continuing Guaranties executed by each Guarantor of even date herewith guaranteeing (a) repayment of the Notes and all other indebtedness of Borrower to Lender and (b) performance by Borrower of all of Borrower's obligations under the Notes, this Agreement and the other Loan Documents.

         "LOAN DOCUMENTS": Those documents executed or submitted in connection with the Loan, including without limitation, (i) the Modification Promissory Note, (ii) the Future Advance Note, (iii) the Consolidated Note, (iv) the Mortgage, as modified by that certain Receipt for Future Advance and Mortgage Modification Agreement dated of even date herewith, (v) the Loan Agreement as amended by this Amendment, (vi) the Guaranty, (vii) the Financing Statements, (viii) the Borrower's Affidavit, (ix) the Assignments, (x) the Hazardous Substance Certificate and Indemnification Agreement, (xi) the Americans With Disabilities Certificate and Indemnification Agreement, (xii) the Reaffirmation Agreement of even date herewith, and (xiii) all other documents and instruments executed by Borrower in connection with the Loan.

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

         "MORTGAGE": Collectively, that certain Mortgage Deed and Security Agreement dated June 13, 1996 and recorded on June 25, 1996 in O.R. Book 25052, Page 0214 of the Public Records of Broward County, Florida, as modified pursuant to that certain Receipt for Future Advance and Mortgage Modification Agreement dated of even date herewith to be recorded in the Public Records of Broward County, Florida. The Mortgage is a valid first mortgage lien on Borrower's fee simple interest in the Property, and all fixtures and personal property owned by Borrower to be located on or used in connection with the Property.

         "NOTES": Collectively, the following Promissory Notes executed by Borrower in favor of Lender: (i) a Modification Promissory Note in the principal amount of $12,700,000.00, modifying the original Promissory Note dated June 13, 1996 in the amount of $12,700,000.00 (the "Modification Note"); (ii) a $1,000,000.00 Promissory Note evidencing the Future Advance Loan (the "Future Advance Note"); (iii) a $13,700,000.00 Consolidated Promissory Note, consolidating the foregoing Modification Note and the Future Advance Note (the "Consolidated Note").

         "TITLE INSURANCE POLICY": Collectively, Title Insurance Policy No. 10-2007-107-00000084 issued by Chicago Title Insurance Company to Lender and all endorsements issued with respect to the same including, without limitation, the endorsement to be issued as of even date herewith relating to the Future Advance Loan.

         4. Article 2 of the Loan Agreement is hereby deleted and replaced with the following:

                  2.1 PROCEEDS OF THE LOAN. A portion of the Loan in the maximum amount of $1,500,000.00 is available to reimburse Borrower for costs incurred in connection with the acquisition of the Property. The balance of the Loan, after deduction for (i) the amount of the "Interest Reserve" (as described below) and (ii) the allocation for the land cost, in the amount of $11,900,000.00, shall be available to finance construction of the Improvements in accordance with the revised budget attached as Exhibit "A" hereto; provided, however, that no Advances shall be disbursed for Construction Costs unless and until Borrower has first expended, from its own funds, an amount of not less than $1,000,000.00 against Construction Costs for the Improvements ("Borrower's Additional Equity"). Borrower will be renovating the Property in connection with the development of 99 or 100 time share units (the "Units") on the Property. Provided there does not exist an Event of Default and no event which with notice or lapse of time or both would become an Event of Default and subject to the terms of this Agreement, Lender will lend and advance for the account of Borrower from time to time under the Loan such sums as may be required to finance construction of the Improvements in accordance with the construction budget approved by Lender (after Borrower has funded, and Lender has approved, Borrower's Additional Equity). The Loan shall mature on a "Maturity Date" as set forth in the note evidencing the Loan and no advances shall be available thereunder after the Maturity Date.

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                  2.2 INTEREST RESERVE. A sum equal to $300,000.00 as and for an interest reserve (the "Interest Reserve") shall be established out of the Loan proceeds to be used for the sole purpose of paying the interest due and owing under the Note until such time as the Interest Reserve is fully expended; provided, however, that no such funding of interest owing under the Note will occur under the Interest Reserve unless and until Borrower has first expended from Borrower's own funds the total amount of $500,000.00 in payment of interest accruing under the Note. Borrower hereby authorizes Lender to draw upon the Interest Reserve for interest payments due under the Note on a monthly basis. Notwithstanding the establishment of the Interest Reserve, Borrower shall be responsible for all interest payments due under the Note, and, upon the Interest Reserve being fully expended, or, upon the occurrence of any default under the Note, this Agreement or in any of the Loan Documents, Borrower shall make all interest payments using Borrower's own funds.

                  2.3 SECURITY FOR THE LOAN. Borrower's obligation to repay the Loan is evidenced by the Note executed simultaneously herewith, which sets forth the method for payment, rate of interest, and such further terms as are therein set forth. The repayment of the Note is to be secured by the Loan Documents, which documents Borrower shall deliver, or cause to be delivered, to Lender simultaneously with the execution of the Note.

         5. Section 12.24 ("Partial Releases") is hereby deleted and replaced with the following:

                  12.24 PARTIAL RELEASES. Provided there is no event of default by Borrower under the Loan, Borrower shall be entitled to the partial release of a Unit Week from the lien and encumbrance of the Mortgage upon the payment of the "Partial Release Price" calculated as provided hereinbelow. Partial releases will be available for Unit Weeks provided that at least 50% of the Unit Weeks available in the applicable Unit have been sold, as evidenced by fully executed and binding Sales Contracts for those Unit Weeks. Partial releases will be available for Biennial Weeks provided that an aggregate of at least twenty-six (26) Unit Weeks in the applicable Unit (consisting of sales of Unit Weeks and Biennial Weeks) have been sold, as evidenced by fully executed and binding Sales Contracts. For purposes of calculating the number of "sold" Unit Weeks under this paragraph, each Biennial Week shall count as one-half (1/2) of a Unit Week, such that the sale of 2 Biennial Weeks shall equal the sale of 1 Unit Week. The partial release of any Unit Week or any Biennial Week from the lien of the Mortgage shall include a partial release as to all security interests with regard to that Unit including Lender's security interest in Sales Contracts and personal property as reflected in the UCC-1 Financing Statements and other Loan Documents.

                  The "Partial Release Price" for a Unit Week shall be an amount equal to the greater of: (1) 28% of the gross sales price of the Unit Week or (ii) $3,300.00. The "Partial Release Price" for a Biennial Week shall be an amount equal to the greater of: (i)

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         28% of the gross sales price of the Biennial Week or (ii) $1,650.00. To the extent that Borrower requests that an entire Time Share Unit be released prior to the sale of at least 50% of the Unit Weeks contained in such Unit, the "Partial Release Price" for such Unit shall be equal to the greater of: (i) $173,000.00 or (ii) 28% of the average gross sales price of Unit Weeks (as set forth in existing Sales Contracts) with respect to the subject Unit.

         6. Borrower hereby warrants and represents that all warranties and representations contained in the Loan Agreement are true and correct as of the date hereof, and Borrower is not in default under the Loan Agreement as of the date hereof. Borrower further warrants and represents that there are no defenses, setoffs, claims or counterclaims which could be asserted against Lender. Borrower does also hereby reaffirm any and all pledges of collateral and all security interests pledged in favor of Lender.

         7. In the event of any conflict between the terms and provisions of the Loan Agreement (prior to this Amendment) and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall control and prevail, and otherwise, except as modified herein, the Loan Agreement shall continue binding and in full force and effect.

         8. That all, each and every of the terms, covenants and conditions in the Loan Agreement which are not inconsistent herewith are hereby expressly confirmed, ratified and declared to be in full force and effect.

         9. This Amendment may be modified only by written modification hereto, signed by each of the parties hereto.

         10. This Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof and shall be interpreted in accordance with the laws of the State of Florida.

         11. WAIVER AND RELEASE. AS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE FUTURE ADVANCE AND TO ACCEPT THIS AGREEMENT, BORROWER DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE LENDER, ITS OFFICERS DIRECTORS, EMPLOYEES AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH BORROWER EVER HAD, NOW HAS, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF BORROWER HEREAFTER CAN, SHALL OR MAY HAVE AGAINST LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER, THROUGH THE DATE HEREOF. BORROWER FURTHER EXPRESSLY AGREES THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS IS PERMITTED BY THE LAWS

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OF THE STATE OF FLORIDA. IN ADDITION TO, AND WITHOUT LIMITING THE GENERALITY OF
THE FOREGOING, AND IN CONSIDERATION OF LENDER'S MAKING THE FUTURE ADVANCE AND ACCEPTING THIS AGREEMENT, BORROWER COVENANTS WITH AND WARRANTS UNTO LENDER, AND ITS AFFILIATES AND ASSIGNS, THAT THERE PRESENTLY EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST LENDER OR THE OBLIGATION OF BORROWER TO PAY ALL INDEBTEDNESS AND OBLIGATIONS DUE AND OWING FROM BORROWER TO LENDER WHEN AND AS THE SAME BECOME DUE AND PAYABLE.

         WAIVER OF TRIAL BY JURY. BORROWER AND LENDER HEREBY MUTUALLY KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY, AND, NO PARTY, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE LOAN DOCUMENTS, OR ANY INSTRUMENT EVIDENCING, SECURING, OR RELATING TO THE LOAN, ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE LOAN OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS RELATING TO THE LOAN OR TO THIS AGREEMENT. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. LENDER HAS IN NO WAY AGREED WITH OR REPRESENTED TO BORROWER OR TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Signed, sealed and delivered           BORROWER:
in the presence of:
                                       OCEAN RANCH VACATION GROUP,
                                       a Florida General Partnership

                                       By:  Ocean Ranch Development, Inc., a
                                       Florida corporation, General Partner

                                            By:/s/ DANIEL LAMBERT
------------------------------                 ---------------------------------
Print Name:___________________              Its:   PRESIDENT

                                                   (Corporate Seal)
------------------------------
Print Name:___________________

                                       By:  Vacation Break at Ocean Ranch, Inc.,
                                       a Florida General Partner

                                            By: /s/ HENRY M. CAIRO
------------------------------                 ---------------------------------
Print Name:___________________                      Henry M. Cairo, COO/CFO

                                                    (Corporate Seal)
------------------------------
Print Name:___________________

                                       LENDER:

                                       BANKATLANTIC, a Federal Savings Bank

                                       By:/s/ MARCIA K. SNYDER
------------------------------            --------------------------------------
Print Name:                                   Marcia K. Snyder
                                              Executive Vice President

------------------------------
Print Name:___________________


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